IPSIPay

Innovative Payment Solutions, Inc.



DIGITAL PAYMENT SOLUTIONS -
FOR THOSE WHO NEED IT MOST

OTCQB: IPSI

FORWARD-LOOKING STATEMENTS

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended about our current expectations and projections about future events. In some cases forward-looking statements can be identified by terminology such as, but not limited to, "anticipate," "believe," "can," "continue," "could," "estimate," "expect," "intend," "may," "plan," "project," "seek," "should," "strategy," "target," "will," "would" and similar expressions or variation. The statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on the beliefs and assumptions of our management based on information currently available to management. Such forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, our ability to continue as a going concern; our ability to raise additional working capital; our ability to increase product demand and market acceptance for our products; our ability to use working capital resources effectively and efficiently; our ability to maintain our listing on the OTCQB, our ability to attract key personnel; our ability to maintain and add new relationships and customers and those discussed in our Annual Report on Form 10-K for the year ended December 31, 2020. Furthermore, such forward-looking statements speak only as of the date of this report. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements This presentation does not constitute an offer to sell or a solicitation of an offer to buy any of our securities.

COVID-19 CONSIDERATIONS

The Company's operations and business have experienced disruption due to the unprecedented conditions surrounding the COVID-19 pandemic spreading throughout the United States, Mexico and the world. The Company provides an integrated network of kiosks, terminals and payment channels that enable consumers to deposit cash, convert it into a digital form and remit the funds to any merchant in its net- work quickly and securely. The Company has plans to roll out 50 kiosks in Southern California to provide digital payments for the unbanked and underbanked using self-service kiosks and an E wallet ecosystem. The kiosks are currently located in the Company's warehouses in Southern California awaiting installation. Due to measures imposed by the local governments in areas affected by COVID-19, businesses have been suspended due to quarantine intended to contain this outbreak and many people have been forced to work from home in those areas. As a result, installation of the Company's network of kiosks, terminals and payment channels in Southern California has been delayed, which has had an adverse impact on the Company's business and financial condition and has hampered its ability to generate revenue and access usual sources of liquidity on reasonable terms.

"We envision a borderless world of digital transfers and payments, inclusive of all, where anyone can use it anytime, anyplace"

William Corbett, CEO


IPSIPay
Innovative Payment Solutions, Inc.
Innovative
Payment Solutions
Send & receive money. Muy fácil
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SMB Owner
Texas
mid-income, head of household
Employer
New York
Store owner, 600 employees
Electrician
California
Immigrant, family in Mexico
Student
Miami
Student, Part-time worker

WHAT do these people want

?

Easy, fast, and affordable way to transact locally and abroad

Innovative Payment Solutions, Inc.



introducing …

Universal Digital Payment Platform

IPSIPay ™

Our goal is to connect people & businesses by delivering real-time payments & transfers across the globe



What is IPSIPay

All-in-one Solution

Instant Payments & Transfers

Rapid settlements, minimal cost, transparent fee structure


Prepaid card
Loans
Payroll
IPSIPay
B2C
B2B
P2P
Bill Pay
Gaming
Remittance
Blockchain

IPSIPay App


Review & Send
IC 350.00
Total Amount
IC 350.00
Confirm & Send
Recent Transactions
Top Up
$350.00
Bank Account
Cryptocurrency
Cash
Credit Card
Debit Card
Proceed
IPSIPay
Sign Up In 3 Easy Steps
Enter your personal information
Verify your identity
Add money to your account
Sign Up
Back to login
Transaction Completed
IC 350.00
Back to Home
IPSIPay
Innovative Payment Solutions
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Problems we aim to solve

Slow settling time

Hidden charges, overdrafts, high interest rates

All financial needs cannot be met in one app

Focus on either B2B or B2C, not both


SPEED
FEES
FLEXIBILITY
TIME
TRUST
ACCESS
EXPERIENCE
IPSIPay

P2P apps are limited to US market

Hours in queues in order to cash out

banks & legacy systems loose credibility

Kiosks: Banking without a Bank

> 4.5 mln transactions ($11 mln) processed by our kiosks in Mexico in 2019

Initial California Kiosks Rollout to be installed in Q3 2021 (postponed due to COVID)

- IPSIPay Kiosks will operate as a portal to a banking network for the unbanked
- Our kiosk infrastructure is being redesigned to allow to deposit cash into an e-wallet and immediately wire funds abroad, make digital payments


IPSIPay

Outside The Bank Doors: Unbanked

"Banks could generate about **$380 bln** in annual revenues by closing the small business credit gap and including all underbanked adults into the formal financial system"

@Accenture



PAYDAY LOANS
CHECKSMART
$
CHECKSMART
CHECKS CASHED
4044
1%
Send A Friend
Earn
$605
PAYDAY LOANS

$40+ bln that migrants sent home to Mexico in 2020 was equivalent to the combined entire budgets of the Mexican government's education, health, labour, welfare and culture departments.

@Banco de México

1 in 4 US adults is considered unbanked or underbanked and consumers pay almost $200 billion a year in fees and interest on financial products

@Financial Health Network

2020: Adoption of Crypto

May

VISA

- Visa seeks patent for 'digital fiat currency' and the filing points to a CBDC

July

PayPal

- PayPal reveals that it is developing crypto buy/sell capabilities

mastercard | Revolut

- Mastercard expansion of crypto efforts
- U.S OCC says banks can custody crypto
- Revolut launches crypto purchase service in the U.S

August

Goldman Sachs

- Goldman Sachs appoints a new global head of digital assets, exec reveals interest in token tied to fiat

September

mastercard

- OCC confirms banks can hold reserve deposits behind stablecoins
- Mastercard launches customizable CBDC testing platform

PayPal

- PayPal adds buy/ sell capabilities in app and onsite, Venmo integration and merchant payment acceptance targeted for 1H21.

October

J.P.Morgan

- JP Morgan rebrands IIN network and moves to commercialize JPM Coin; The bank is also engaging w/digital asset firms on crypto custody

December

USD Coin | tether | citi

- Citi is working with 'some governments' to create digital currencies
- Outstanding stablecoin supply crosses $26B (+340% Y/Y) and annual transaction volume crosses $1 trillion (+300 Y/Y)

@Deutsche Bank Research

Technology

BLOCKCHAIN FOR THE REAL WORLD

IPSI Stable Coin: a stable dollar-backed coin is being designed for transacting in the 21st Century

Features expected to include Instant transfer and conversion to any currency worldwide

IPSI Coin
Innovative Payment Solutions, Inc.

IPSIPAY WALLET

IPSIPay Wallet will enable payments on a global scale

From betting on your favorite sports team to payday loans and cash advances, our robust digital landscape is being designed to allow our customers a wide range of payment options

Expected User Case: Money Transfer



Raul,
USA

Sender:

- Access to IPSIPay Wallet
- Store and transfer funds
- Pay for services or products
- Access to loans
- Pay for utilities in US & abroad

$ → IPSI Coin
Innovative Payment Solutions, Inc. → ₱



Maria,
Mexico

Recipient:

Funds can be received:

- Via IPSIPay Wallet
- Cash withdrawal through local bank
- Via IPSIPay prepaid card (reloadable)

IPSI for Business

join

access

accept

participate



Employer

- ✓ Streamlined payroll
- ✓ Cost efficiency
- ✓ Account management



Merchant

- ✓ Account management
- ✓ Payments in crypto & fiat
- ✓ Cashback & loyalty perks



Freelancer

- ✓ Efficient remote work
- ✓ Payments in crypto & fiat
- ✓ Cost efficiency

IPSI Payroll



Employer

- Streamlined Payroll
- Cost efficiency
- Loyalty
- Account Management

IPSI Payroll

No more checks.

Secure instant payments.



Employee

- IPSI prepaid card & digital Wallet
- Bill pay, remittances
- Payday loans
- Cashback, loyalty perks

Future Opportunities



Loyalty program + Cashback
Asset management
Gaming & Sports betting
Next Steps
NFT
NFTs
amazon
Amazon payments
Databases & cross marketing

Financials. Cap Table

Stock Symbol	**IPSI: OTCQB**
As of 04/14/2021:	
Price	**. 089 C**
Cash Balance	**$7.5 MM**
Market Cap	**$29.4 MM**
Outstanding Shares	**338 MM**
Authorized Shares	**500 MM**

Meet The Team

LEADERSHIP



William Corbett

CEO, CFO, CHAIRMAN



Andrey Novikov

CTO



Yulia Rey

VP OF MARKETING



Maria Taktarov

VP OF ACCOUNTING & LOGISTICS

BOARD OF DIRECTORS



William Corbett

CEO, CFO, CHAIRMAN



Andrey Novikov

CTO



James Fuller

INDEPENDENT DIRECTOR

IPSIPay

Meet The Team

ADVISORY BOARD



Joe Abrams

FOUNDER OF MYSPACE AND SOFTWARE TOOLS WORKS



Peter N Christos

CHAIRMAN OF ABECOUS VENTURES



Richard Rosenblum

FOUNDER HARBORVIEW CAPITAL ADVISORS



Robert G Pedersen

FOUNDER OF ZAGG



Lawrence P Cummins

CEO OF BLGI INC AND CMBC GROUP LTD


IPSIPay

Thank You!